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                                                                EXHIBIT 10.13


              SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

       This Sixth Amended and Restated Registration Rights Agreement ("Agreement") is entered into as of ____________ 1999 by and between Interwave Communications International Ltd., a Bermuda corporation (the "Company") and the Investors holding shares of the Company's Preferred Stock listed on the attached Investor signature pages (the "Investors").

                                      RECITALS

       WHEREAS the Company and certain of the Investors have entered into a Fifth Amended and Restated Registration Rights Agreement dated August 30, 1999 (the "Prior Rights Agreement");

       WHEREAS the Company and the Investors desire to amend and restate the Registration Rights Agreement to, among other things, provide the holders of Series I1 Preferred Stock with the rights as Investors set forth herein;

       NOW, THEREFORE, the Registration Rights Agreement is hereby amended and restated as follows (with such amendment and restatement to be effective upon execution of this Agreement by the Company and the holders of a majority of the outstanding shares of Preferred Stock):

       1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

              1.1 "AFFILIATE" shall mean, with respect to any Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such other Person.

              1.2 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

              1.3 "CONVERSION STOCK" shall mean the shares of Common Stock issuable upon conversion of the Company's Series A, Series A1, Series B, Series B1, Series C, Series C1, Series D, Series D1, Series E, Series E1, Series F, Series F1, Series G, Series G1, Series H, Series H1 or Series I1 Preferred Stock.

              1.4 "HOLDER" shall mean the Investors holding Registrable Securities or securities convertible into Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section 3.9 hereof.

              1.5 "INITIATING HOLDERS" shall mean any Holder or Holders who in the aggregate hold at least 50% of the Registrable Securities.

              1.6 "INVESTOR" shall mean a purchaser of (i) Series A, Series A1, Series B, Series B1, Series C, Series C1, Series D, Series D1, Series E, Series E1, Series F, Series F1, Series H, Series H1 or Series I1 Preferred Stock of the Company pursuant to a Preferred Stock Purchase Agreement entered into by the Company and such Investor and (ii) Series G or Series G1 Preferred

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Stock of the Company pursuant to a Preferred Stock and Warrant Purchase
Agreement or Warrant issued pursuant thereto entered into by the Company and such Investor.

              1.7 "PREFERRED STOCK" means the Company's Series A, Series A1, Series B, Series B1, Series C, Series C1, Series D, Series D1, Series E, Series E1, Series F, Series F1, Series G, Series G1, Series H, Series H1 or Series I1 Preferred Stock.

              1.8    "REGISTRABLE SECURITIES" means (i) the Conversion Stock,
(ii) 100,000 shares of Common Stock issued or issuable to Mayfield VII and/or Mayfield Associates Fund II pursuant to option agreements under the Company's 1994 Stock Plan (the "Mayfield Shares"), (iii) Common Stock issuable upon exercise of Common Stock Warrants issued pursuant to the Company's Loan and Warrant Agreement dated March 3, 1999 (the "Loan Shares"), (iv) Common Stock issuable upon exercise of a Common Stock Warrant to purchase 24,000 shares of Common Stock issued to Nortel Networks Corporation in March 1999, (v) Common Stock issuable upon exercise of a Common Stock Warrant issued to Intasys Corporation (vi) Common Stock issuable upon exercise of a Common Stock Warrant issued to MediaTel Capital ( (v) and (vi) are collectively refered to as the "Warrant Shares") and (vii) any Common Stock of the Company issued or issuable with respect to, or in exchange for or in replacement of the Conversion Stock, the Mayfield Shares, the Loan Shares, the Warrant Shares or other securities convertible into or exercisable for Preferred Stock upon any stock split, stock dividend, recapitalization, or similar event, provided, however, that shares of Common Stock or other securities shall cease to be Registrable Securities when:

                     (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement;

                     (b) all of such securities held by any person and his, her or its Affiliates may be distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act in any three (3) month period unless the aggregate Fair Market Value of such securities at the start of such three (3) month period is greater than the lesser of (i) Ten Million Dollars ($10,000,000) or (ii) five percent (5%) of the Fair Market Value of all shares of Common Stock outstanding at the start of such three (3) month period; or

                     (c)    such securities shall have ceased to be outstanding.

              1.9 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

              1.10 "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 3.1,
3.2 and 3.3 hereof, including, without limitation, all registration, qualification and filing fees, stock exchange, NASDAQ or NASD registration, listing and filing fees, messenger and delivery expenses, transfer taxes, expenses and disbursements of underwriters customarily paid by the Company in connection with a registration (excluding underwriters fees and underwriting discounts and commissions), accounting expenses, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees

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and expenses, the expense of any special audits or "cold comfort" letters required by incident to or required by any such registration, the fees and expenses of one counsel for the selling Holders selected by them, and the compensation of regular employees of the Company which shall be paid in any event by the Company, but excluding underwriters fees and underwriting discounts and commissions with respect to the Registrable Securities being issued.

              1.11 "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 2.2 hereof.

              1.12 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              1.13 "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes if any, applicable to the securities registered by the Holders.

       2. RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT.

              2.1 RESTRICTIONS ON TRANSFERABILITY. The Preferred Stock and the Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investors will cause any proposed purchaser, assignee, transferee, or pledgee of the Preferred Stock or the Conversion Stock held by the Investors to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

              2.2 RESTRICTIVE LEGEND. Each certificate representing (i) the Preferred Stock, (ii) the Conversion Stock and (iii) any other securities issued in respect of the Preferred Stock or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH REGULATION S, RULE 144 OR SIMILAR RULE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

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       The Investors and Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred Stock or the Conversion Stock in order to implement the restrictions on transfer established in this Section 2.

              2.3 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by the Investors to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an affiliated fund, partnership or company, which is not a competitor of the Company, subject to compliance with applicable securities laws, (iv) transfers in compliance with Regulation S or Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule or
(v) any transfer by Nortel to any of its subsidiaries or to BCE, Inc. or any of its subsidiaries), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either
(i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144 or Regulation S, the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

              2.4 REMOVAL OF RESTRICTIONS ON TRANSFER OF SECURITIES. Any legend referred to in Section 2.2 hereof stamped on a certificate evidencing
(i) the Preferred Stock, (ii) the Conversion Stock or (iii) any other securities issued in respect of the Preferred Stock or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the holder of such security if (x) such security is registered under the Securities Act, (y) such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or (z) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to Regulation S or Rule 144, including Section (k) of Rule 144, under the Securities Act.

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       3.     REGISTRATION RIGHTS.

              3.1    REQUESTED REGISTRATION.

                     (a) REQUEST FOR REGISTRATION. In case the Company shall receive from: (x) the Initiating Holders holding at least forty percent (40%) of the Registrable Securities or (y) Nortel a written request that the Company effect any registration, qualification or compliance with respect to shares of Registrable Securities with an expected aggregate offering price to the public of at least $5,000,000 (such a request from Nortel is hereinafter a "Nortel Demand"), the Company will:

                            (i)    within ten days after the receipt by the
Company of such notice, give written notice of the proposed registration, qualification or compliance to all other Holders; and

                            (ii)   as soon as practicable, and in any event
within ninety (90) days of the receipt of such request, use its best efforts to have declared or ordered effective such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

       Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3.1:

                                   (1)    In any particular jurisdiction in
which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                   (2)    Prior to the earlier of (i) December
31, 1998, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction);

                                   (3)    During the period starting with the
date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to the Company's first registered public offering of its stock in which case the period shall end on the date

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six (6) months following the effective date), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                   (4)    After the Company has effected two
such registrations with respect to the Holders of a majority of the Registrable Securities and one such registration with respect to a Nortel Demand pursuant to this Section 3.1(a), and such registrations have been declared or ordered effective; provided, however that in the event that any legal restriction or prohibition shall result in the inability of the Holders participating in a registration pursuant to this Section 3.1(a) to sell at least 75% of the Registrable Securities included in such registration within 180 days of the effectiveness thereof, then the Holders shall be entitled to demand an additional registration pursuant to this Section 3.1(a);

                                   (5)    If the Company shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 3.1 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than twice in any twelve (12) month period. If the Company shall so postpone the filing of a registration statement, Initiating Holders shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of the certificate of postponement and, in the event of such withdrawal, such request shall not be counted toward the number of requested registrations under this Agreement.

       Subject to the foregoing clauses (1) through (5), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                     (b) UNDERWRITING. In the event that a registration pursuant to Section 3.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 3.1(a)(i). In such event, the right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 3.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

       The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter of recognized national standing selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting. Notwithstanding any other provision of this Section 3.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration

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and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement or in such other manner as shall be agreed to by the Company and all Holders of the Registrable Securities proposed to be included in such registration. Notwithstanding the foregoing, the number of shares of Registrable Securities requested by Nortel to be included in an underwriting pursuant to a Nortel Demand shall not be reduced unless all other securities are first entirely excluded from such underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

       If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration (in the case of the Company's initial public offering) or 90 days after the effective date of such registration (in the case of any other registration), or such other shorter period of time as the underwriters may require.

                     (c) Nortel shall have the right to withdraw its Registrable Securities from an underwriting undertaken pursuant to a Nortel Demand if it disapproves of the terms of the underwriting by providing written notice to the Company and the managing underwriter. In the event of such withdrawal, such request shall not be counted as a Nortel Demand under this
Section 3.1 provided that Nortel reimburses the Company for all Registration Expenses incurred in connection with such underwriting.

                     (d)    A registration requested pursuant to this
Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least ninety (90) days (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to Initiating Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of Initiating Holders.

              3.2    COMPANY REGISTRATION.

                     (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than
(i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, (iii) a registration relating to the initial underwritten public offering of the Company's securities pursuant to a registration statement filed

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under the Securities Act; provided, however, that if in the Company's discretion it elects to permit the sale of securities by selling stockholders in its initial public offering, the Company shall notify holders of Registrable Securities in accordance with this Section 3.2 and shall include securities requested to be registered in such offering by Holders of Registrable Securities prior to including securities for the accounts of persons other than Holders of Registrable Securities; or (iv) a registration pursuant to Section 3.1 hereof, the Company will:

                            (i)    promptly give to each Holder written notice
thereof; and

                            (ii)   include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

                     (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.2(a)(i). In such event the right of any Holder to registration pursuant to Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting, but in no event shall the amount of securities of any selling Holder included in the offering be reduced below twenty-five percent (25%) of the Registrable Securities to be sold in the registration; provided, that if in the Company's discretion it elects to permit the sale of securities by selling stockholders in its initial public offering, the Company may reduce the percentage of such initial public offering allocated to each selling Holder to less than twenty-five percent (25%) of the Registrable Securities sought to be included in such registration by such Holder. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                     (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 prior to the effectiveness

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of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.4 hereof.

              3.3    REGISTRATION ON FORM S-3.

                     (a) If any Holder or Holders of in excess of one percent (1%) of the Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-term registration statement, for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than four registrations pursuant to this Section 3.3 or more than one such registration in any twelve (12) month period. After the Company's first public offering of its securities, the Company will use its best efforts to qualify for Form S-3 registration or a similar short-form registration. The provisions of Sections 3.1(b) and 3.2(a) shall be applicable to each registration initiated under this Section 3.3. The number of registrations which may be requested by the Holders under this Section 3.3 shall not exceed four (4).

                     (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 3.3: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, or an offering solely to employees);
(iii) during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration relating solely to a Rule 145 transaction or relating solely to employee benefit plans) provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder; provided, however, that the Company shall not exercise such right more than twice in any twelve (12) month period. If the Company shall so postpone the filing of a registration statement, such requesting Holder or Holders under this Section 3.3 shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of the certificate of postponement and, in the event of such

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withdrawal, such request shall not be counted toward the number of requested registrations under this Section 3.3.

              3.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with registrations pursuant to Sections 3.1, 3.2 and 3.3 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of a Holder shall be borne by such Holder.

              3.5 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 3, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                     (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least eighteen months or until the distribution described in the Registration Statement has been completed (provided, however, that before filing such registration statement, the Company shall furnish such registration statement (including all exhibits, which may be furnished in redacted form if the Company is requesting confidential treatment with respect to any such exhibits) to each Holder participating in the registration, each such Holder's counsel, and each underwriter, if any, participating in the offering of the Registrable Securities and its counsel);

                     (b) Notify each Holder of the Commission's request for any amendment to or supplement of the registration statement and the prospectus used in connection with such registration statement, and prepare and file with the Commission such amendments and supplements to such registration statement and prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement (provided, however, that before filing such amendment or supplement thereto, the Company shall furnish such documents (including all exhibits, which may be furnished in redacted form if the Company is requesting confidential treatment with respect to any such exhibits) to each Holder participating in the registration, each such Holder's counsel, and each underwriter, if any, participating in the offering of the Registrable Securities and its counsel).

                     (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement and each amendment and supplement thereto (in each case including all exhibits), preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

                     (d) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, a copy of (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable

Securities and (ii), to the extent permitted by SFAS 72 or other applicable accounting pronouncements, a letter dated such date, from the independent auditors of the Company, in form and substance as is customarily given by independent auditors to underwriters in an underwritten public offering addressed to the underwriters, if any and to the Holders requesting registration of Registrable Securities.

                     (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                     (f) Deliver promptly to counsel to each Holder and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement.

                     (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering (provided that the Holders shall also enter into and perform their obligations under such an agreement if the Holders have requested the inclusion of any Registrable Securities in such offering (subject to Section 3.16).

                     (h) Make available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses) in their marketing of Registrable Securities.

                     (i) Cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or national market system on which similar securities issued by the Company are then listed or traded.

                     (j) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                     (k) Use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                     (l) Promptly notify each Holder and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (v), at the request of any Holder, promptly prepare and furnish to it, each of the other Holders and each managing underwriter, if any, participating in the offering of the Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

              3.6    INDEMNIFICATION.

                     (a) The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, and legal counsel and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                     (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Holder in connection with any such registration, qualification or compliance, and the Holder will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the proceeds to such Holder of Registrable Securities sold pursuant to such registration statement, prospectus, offering circular or other document as contemplated herein, unless such liability resulted from willful misconduct by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 3 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 3.6(b).

                     (c)    Each party entitled to indemnification under this
Section 3.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                     (d)    If the indemnification provided for in this Section
3.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. If the allocation provided in this subsection (d) is not permitted by applicable law, the Indemnifying Party, in lieu of indemnifying the Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the Indemnifying Party and Indemnified Party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (d) to the contrary, no Indemnifying Party (other than the Company) shall be required to contribute any amount in excess of the net proceeds received by such party from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the Indemnified Party relate.

              3.7 CERTAIN RIGHTS OF HOLDER IF NAMED IN A REGISTRATION STATEMENT. If any statement contained in a registration statement under the Securities Act or in any filing under the state securities laws of any jurisdiction refers to a Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require
(i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by the Investor of such securities does not necessarily make such Holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such Holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to a Holder by name or otherwise is not, in the reasonable judgment of such Holder as advised by its counsel, required by the

Securities Act or any of the rules and regulations promulgated thereunder, or any state securities laws of any jurisdiction, the deletion of the reference to such Holder.

              3.8 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

              3.9 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

                     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

                     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

                     (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

              3.10 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Holders under Sections 3.1, 3.2 and 3.3 and the benefits of the other provisions of this Agreement may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 100,000 shares of Registrable Securities, or to any transferee or assignee who is a constituent partner of a Holder or the estate of such constituent partner, provided that such transfer may otherwise be effected in accordance with applicable securities laws.

              3.11 STANDOFF AGREEMENT. Each Holder agrees, so long as such Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions. The Company hereby agrees that, if it shall have received a request for registration pursuant to Section 3.1 or 3.3 hereof, and if such request for registration shall not have been withdrawn or abandoned, the Company shall not effect any public or private offer, sale or other distribution of its securities or effect any registration of any of its equity securities under the Securities Act (subject to the provisions of Sections 3.1 and 3.3 hereof) (other than a registration on Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, until a period of ninety (90) days (or such shorter period as the Holders of a majority of the Registrable Securities included in such requested registration shall agree) shall have elapsed from the effective date of such requested registration (and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities).

              3.12 RULE 144A INFORMATION. Whenever the Company receives a request for the following information from Initiating Holders on or after December 31, 1998, then the Company shall within 60 days after the date of such request provide the information required in Rule 144A(d)(4) to such Initiating Holders and any person or persons designated by the Initiating Holders as a prospective buyer in a transaction pursuant to Rule 144A. The Company's obligations pursuant to this Section 3.12 shall extend to any person who acquires shares of the Company's Preferred Stock and/or Conversion Stock as a result of a transaction pursuant to Rule 144A.

              3.13 TERMINATION OF REGISTRATION RIGHTS. The rights granted under this Section 3 shall terminate on the fifth anniversary of the closing of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock at an aggregate offering price of not less than $25,000,000 and, in the case of (i) the Series G Preferred Stock or Series G1 Preferred Stock at a price to the public in such offering greater than or equal to $7.00 per share and (ii) in the case of the Series H Preferred Stock or Series H1 Preferred Stock at a price to public in such offering greater than or equal to $4.00 per share.

              3.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
3.1 or Section 3.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 3.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 3.1.

              3.15 GRANT OF ADDITIONAL REGISTRATION RIGHTS. The Company may, with the approval of its board of directors and subject to compliance with
Section 3.13 above, grant the registration rights set forth herein to a subsequent purchaser of securities of the Company, provided that such purchaser agrees to execute this agreement as a party hereto and, by so doing, agrees to be bound by the provisions hereof.

              3.16 UNDERWRITING AGREEMENTS. If any Holder is a party to any underwriting agreement in connection with any underwritten offering hereunder, such Holder may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit the Holders participating in the offering and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. No holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Holder, such Holder's ownership of and title to the Registrable Securities, such Holder's intended method of distribution and any other representations required by law, and any liability of such Holder to any underwriter or other person under such underwriting agreement shall be limited to the extent set forth in Section 3.6(b).

              3.17 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give each Holder, its underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

              3.18 NO INCONSISTENT AGREEMENTS. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to each Holder in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any person other than the registration rights granted pursuant to this Agreement. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.

       4.     GENERAL PROVISIONS.

              4.1 AMENDMENT AND WAIVER. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the shares of the Common Stock issued or issuable upon conversion of the Preferred Stock. Any amendment or waiver effected in accordance with this Section 4.1 shall be binding upon each Holder of Registerable Securities each future holder of all such securities and the Company.

              4.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

              4.3 CHOICE OF FORUM. All actions and proceedings to enforce, or which arise in connection with or relate to, this Agreement shall be brought and litigated exclusively in the United States District Court, Northern District of California (or, in the event such court does not have jurisdiction, the courts of the State of California located in such district), unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. In any such actions or proceedings, service of process may be made upon the other parties hereto by registered or certified mail, return receipt requested, to its address indicated herein, which service shall be deemed effective 10 days after mailing. Each of the parties hereto (i) consents to the jurisdiction of such court or courts and to service of process by registered or certified mail, as provided above, or by any other manner provided by the law of the State of California and the rules of such courts and (ii) waives any right it may have to asset the doctrine of forum non conveniens, to assert that it is not subject to the jurisdiction of such courts or to object to venue to the extent any proceeding is brought in accordance with this Section.

              4.4 WAIVER OF TRIAL BY JURY. THE COMPANY AND THE INVESTORS WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT ARISING OUT OF THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

              4.5 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties.

              4.6 SEVERABILITY. In case any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be unenforceable, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

              4.7 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by first class mail, postage prepaid, addressed: (a) if to the Investors, at the Investors' address as set forth on the signature page, or at such other address as the Investors shall have furnished to the Company in writing, (b) if to the Company, at its current address or at such other address as the Company shall have furnished to the Investors in writing and (c) if to a subsequent Holder, to the address such Subsequent Holder shall have furnished to the Company in writing.

              4.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which is an original, and all of which together shall constitute one instrument.

              4.9 ATTORNEY'S FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "COMPANY"

                           INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
                           a Bermuda corporation

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________



INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
SIXTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"

                           MAYFIELD VII
                           a California Limited Partnership
                           2800 Sand Hill Road
                           Menlo Park, CA 94025
                           Attn: Kevin Fong

                               By Mayfield Management Partners,
                               a California limited partnership, its
                               General Partner

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
SIXTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.
                           "INVESTORS"

                           MAYFIELD ASSOCIATES FUND II
                           a California Limited Partnership
                           2800 Sand Hill Road
                           Menlo Park, CA 94025
                           Attn: Kevin Fong

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"

                           EXCELlink
                           6th Floor King Fook Building
                           30-32 Des Voeux Road Central
                           Hong Kong,
                           China
                           Attn: Kenneth Yeung

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"

                           MAINWELL CORPORATION
                           32 Nassim Hill
                           #04-38 Nassim Mansion
                           1025 Singapore
                           C/O James Loh

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"

                           SASSON INTERNATIONAL HOLDING, INC.
                           130 Rose Orchard Way
                           San Jose, CA 95134
                           Attn: Dr. Andrew Wang

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"

                           MORGAN STANELEY VENTURE CAPITAL FUND II, LP
                           3000 Sand Hill Road
                           Building 4, Suite 250
                           Menlo Park, CA 94205
                           Attn: W. Harding

                                 By Morgan Stanley Venture Partners II L.P.,
                                 Its General Partner

                                 By Morgan Stanley Venture Capital II, Inc.,
                                 Managing General Partner

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"

                           MORGAN STANELEY VENTURE CAPITAL FUND II, CV
                           3000 Sand Hill Road
                           Building 4, Suite 250
                           Menlo Park, CA 94205
                           Attn: W. Harding

                               By Morgan Stanley Venture Partners II L.P.,
                               Its General Partner

                               By Morgan Stanley Venture Capital II, Inc.,
                               Managing General Partner

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"

                           TSANG AND ASSOCIATES
                           Goldman Sachs
                           37th Floor
                           Asia Pacific Finance Tower
                           Citibank Plaza, 3 Garden Road
                           Hong Kong
                           Attn: Moses Tsang

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"

                           MKT HOLDINGS LIMITED LLC
                           728 Pacific Ave.
                           Suite 501
                           San Francisco, CA 94133
                           C/O Dr. Michael Choy

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"

                           NORTEL NETWORKS CORPORATION
                           8200 Dixie Road
                           Suite 100
                           Brampton, Ontario L6T5P6
                           Attn: ______________

                           By: ________________________________________________

                           Title (if appropriate) _____________________________


                           By: ________________________________________________

                           Title (if appropriate) _____________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"


                           HOLODECK LIMITED
                           C/O 22nd Floor
                           Hutchison House
                           10 Harcourt Road
                           Central Hong Kong
                           Hong Kong
                           Attn: Susan Chow

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.


                           "INVESTORS"


                           UCOM INTERNATIONAL COMPANY LIMITED
                           499 Benchachinda Bldg.
                           16th Floor, Tower A
                           Vibhaud, Rangsit Road
                           Chatuchak, Bangkok
                           Thailand 10900
                           Attn: Sumeth Amornjaruchit

                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"


                           INTASYS CORPORATION


                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"


                           MEDIATEL CAPITAL


                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
FIFTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the Company and Investors have executed this Sixth Amended and Restated Registration Rights Agreement on the date first above written.

                           "INVESTORS"


                           ALCATEL USA, INC.


                           By: ________________________________________________

                           Title (if appropriate) _____________________________

                           Address ____________________________________________

                                   ____________________________________________

                                   ____________________________________________


INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
SIGNATURE PAGE TO
SIXTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT